UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018 (September 19, 2018)

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2018, the Board of Directors (the “Board”) of New York Mortgage Trust, Inc. (the “Company”) approved the appointment of Nathan R. Reese as the Chief Operating Officer of the Company, effective immediately. Mr. Reese will continue to serve as Secretary of the Company.

Mr. Reese, 40, previously served as the Managing Director and Secretary of the Company since September 2016. Mr. Reese was named Vice President of the Company in March 2007 and Secretary of the Company in January 2008. In March 2009, the Board designated Mr. Reese as an executive officer of the Company. Mr. Reese served as a Senior Securitization Analyst of the Company from October 2005 to March 2007 and as a Portfolio Operations Manager from the time he joined the Company in April 2004 to October 2005.

In his capacity as Chief Operating Officer, Mr. Reese will manage the Company’s operations, including certain portfolio activity, loan servicing, treasury functions, and information technology. Mr. Reese will receive the same compensation package for his services as Chief Operating Officer and Secretary as he received for his services as Managing Director and Secretary immediately prior to his promotion to Chief Operating Officer. A description of Mr. Reese’s compensation package is set forth under the section entitled “Executive Compensation” in the Company’s 2018 proxy statement filed on April 20, 2018, which section is incorporated by reference herein.

There were no arrangements or understandings pursuant to which Mr. Reese was promoted to Chief Operating Officer of the Company, and there are no related party transactions between the Company and Mr. Reese reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On September 24, 2018, the Company issued a press release (the “Press Release”) announcing the promotion of Mr. Reese to Chief Operating Officer of the Company. A copy of the Press Release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated September 24, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: September 24, 2018	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated September 24, 2018.